Dated this 25th day of March 1999



                              ASIA4SALE.COM LIMITED



                                       and



                             MOMENTUM INTERNET INC.


                     **************************************

                                    AGREEMENT




                     ***************************************






                                 Horvath & Giles
                           16th Floor On Hing Building
                              No. 1 On Hing Terrace
                                     Central
                                    Hong Kong
                               Tel. No.: 2522 9118

THIS AGREEMENT is made the 25th day of 1999

BETWEEN

Asia4sale.com Limited whose registered office is situate at 12A First Pacific Bank Centre, 56 Gloucester Road, Wanchai, Hong Kong (hereinafter called "Asia4sale") of the one part and

Momentum Internet Inc. having its registered address at P.O. Box 957, Offshore Incorporated Centre, Road Town, Tortola, British Virgin Islands (hereinafter called "MII") of the other part.

WHEREAS

 1) Asia4sale provides various internet services including on line shopping facilities and MII provides promotional services

 2) Asia4sale has agreed to share its revenues with MII on the terms and conditions hereinafter appearing

NOW IT IS HEREBY AGREED as follows:

1          In  consideration  of  MII  providing   promotional   services  to
           Asia4sale, it is hereby agreed that after Asia4sale has paid suppliers, shop franchisees as hereinafter defined and credit card transaction fees for each purchase made (but no other expenses) the balance of the total paid receipts of Asia4sale (after deduction of tax) will be split equally between Asia4sale and MII.

2. Payments made by Asia4sale to MII will be at a mutually agreed time subject to an account being taken between both parties after receipt of the audited accounts for any financial year of Asia4sale so that appropriate adjustments can be made.

3.         Definitions:

           1)    Suppliers:         all those third parties who provide goods to
                                    and which are onward sold by Asia4sale.

           ii)   Shop franchisees:  all those third parties who sell the
                                    products of Asia4sale through web sites

4. This agreement is governed by the laws of Hong Kong and the parties hereto submit to the exclusive jurisdiction of the Courts of Hong Kong.

IN WITNESS whereof this Agreement has been executed on the day and year first above written.

SIGNED  by   BRIAN HODGSON         )
                                        /s/ Brian Hogdson
for and on behalf of Asia4sale.com )
Limited in the presence of:-       )



SIGNED  by   ANTHONY               )
                                        /s/ Anthony Tobin
LEONARD TOBIN  for and on          )
behalf of Momentum Internet Inc. in)
the presence of                    )

                                       2